UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2006

Xethanol Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000
(Registrant’s Telephone Number, Including Area Code)

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 24, 2006, a purported class action complaint (Milton Ariail vs. Xethanol Corporation, Lawrence S. Bellone, Christopher d’Arnaud-Taylor and Jeffery S. Langberg, Civil Action No. 06-10234) was filed in the United States District Court for the Southern District of New York. The complaint alleges, among other things, that Xethanol Corporation (“Xethanol”) and the individual defendants made materially false and misleading statements regarding Xethanol’s operations, management and internal controls in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder. The individual defendants, Lawrence S. Bellone, Christopher d’Arnaud-Taylor and Jeffery S. Langberg, are respectively Xethanol’s Chief Financial Officer and a member of its board of directors; a member of its board of directors and its former Chairman, President and Chief Executive Officer; and a former member of its board of directors. The plaintiff seeks, among other things, unspecified compensatory damages and reasonable costs and expenses, including counsel fees and expert fees, on behalf of a purported class of purchasers of Xethanol’s common stock during the period between January 31, 2006 and April 8, 2006. Neither Xethanol nor, to its knowledge, any of the individual defendants has yet been served with a copy of the complaint. Xethanol believes that the complaint is without merit and intends to defend the litigation vigorously.

Xethanol does not intend to file further Current Reports on Form 8-K describing any additional lawsuits that may be filed which are based on allegations substantially similar to those contained in the complaint in the action described above.

Litigation is subject to inherent uncertainties and an adverse result in this or other matters that may arise from time to time could have a material adverse effect on Xethanol’s business, results of operations and financial condition. Any litigation to which Xethanol is subject could result in substantial costs and, further, could require significant involvement of management and may divert management’s attention from Xethanol’s business and operations.

A copy of the press release issued by Xethanol on October 25, 2006 announcing the filing of the complaint is attached to this Current Report on Form 8-K as Exhibit 99.1

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the merits of lawsuits, defenses to the allegations contained in the lawsuits and the uncertainties of litigation, as well as more specific risks, trends and uncertainties facing Xethanol such as those set forth in its reports on Forms 8-K, 10-QSB and 10-KSB filed with the U.S. Securities and Exchange Commission. Although Xethanol believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it cannot give any assurance that such expectations will be fulfilled. These forward-looking statements are only made as of the date of this Current Report on Form 8-K and Xethanol does not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Exhibits

The following is the index of exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

99.1	Press release issued by Xethanol Corporation on October 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: October 30, 2006	By:	/s/ Louis B. Bernstein
Louis B. Bernstein Interim Chief Executive Officer and President